                                                                   EXHIBIT 10.29

                            MARKETING INCENTIVE PLAN

         THIS MARKETING INCENTIVE PLAN (this "Plan") is made and entered into this 24th day of June, 2005, by and among National Health Partners, Inc., an Indiana corporation (the "Company"), and Trident Marketing International, Inc., a Florida corporation ("Trident").

                              W I T N E S S E T H:

         WHEREAS, the Company provides services to members of the Company's CARExpress Health Savings Network, a national health savings network;

         WHEREAS, the Company desires that CARExpress Products (as defined below) be sold throughout the United States of America; and

         WHEREAS, Trident desires to sell CARExpress Products throughout the United States of America.

         NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Definitions. The following terms, whenever used in this Plan, shall have the respective meanings specified below:

         "CARExpress Products" shall mean: (i) any non-insurance programs, products and services manufactured, provided or sold by the Company in connection with the Company's CARExpress Health Savings Network or any other health savings network or health benefits network of the Company, and (ii) any successors or improvements thereto introduced by the Company during the Term.

         "Common Stock" shall mean the Company's common stock, $0.001 par value per share.

         "Gross Revenues" shall mean all sales proceeds, sales commissions and other fees paid to the Company in connection with the sale of CARExpress Products.

         "Net Monthly Revenues" shall mean the Gross Revenues received by the Company from Trident Accounts, less: (i) any and all refunds and returns that were not previously recognized in prior months; and (ii) any other expenses mutually agreed upon by the parties that were not previously recognized in prior months.

         "Trident Accounts" shall mean any and all oral and written agreements to which Trident is a party under which Trident sells CARExpress Products.

         2. Grant of Solicitation Rights. Subject to the terms and conditions of this Plan, the Company hereby grants to Trident the non-exclusive right to solicit sales of CARExpress Products and Trident hereby accepts the grant of such right.

         3. Solicitation of Sales. During the Term, Trident shall use its best efforts to exploit the rights granted herein in accordance with the terms and conditions of this Plan. Notwithstanding the foregoing, Trident shall not be required to satisfy any minimum sales obligations or to devote their services exclusively to the Company.

         4. Consideration. On the date hereof, Trident shall receive an option substantially in the form attached hereto as Exhibit A (the "Option") to purchase 400,000 shares of Common Stock.

         5. Term. The term of this Plan shall commence on the date hereof and shall continue until December 31, 2005.

         6. Proprietary Rights. During the Term of this Plan, Trident shall have the limited right to use the Company's name and any applicable trademark, tradename and copyright of the Company in any and all advertising and promotional material which it uses with respect to CARExpress Products. Trident acknowledges and agrees that: (i) Trident shall obtain the Company's written consent prior to using the Company's name and any trademark, tradename, patent or copyright of the Company; (ii) the Company is the sole owner of the Company's name and any trademark, tradename, patent and copyright of the Company; (iii) Trident, by virtue of its use of the Company's name and any trademark, tradename, patent or copyright as permitted by the provisions of this Plan, will not acquire any right, title or interest therein; and (iv) upon termination of this Plan for any reason whatsoever, the right of Trident to use the Company's name or any trademark, tradename, patent or copyright of the Company shall thereupon cease.

         7. Public Announcements. Trident shall consult with the Company before issuing any press release or otherwise making any public statements with respect to this Plan or any matters related thereto, and shall not issue any other press release or make any other public statement without prior consent of the other parties, except as may be required by law.

         8. Relationship of the Parties. The parties to this Plan are independent contractors. Neither party is an agent or partner of the other party. Neither party shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other party. This Plan shall not be interpreted or construed to create an association, agency, joint venture or partnership between the parties or to impose any liability attributable to such a relationship upon either party.

         9. Governing Law. This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

         10. Counterparts. This Plan may be executed and delivered by facsimile in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Plan to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                     NATIONAL HEALTH PARTNERS, INC.



                                     By: /s/  David M. Daniels
                                         -------------------------------------
                                         David M. Daniels
                                         Chief Executive Officer


                                     TRIDENT MARKETING INTERNATIONAL, INC.



                                     By: /s/  David Reilly
                                        --------------------------------------
                                     David Reilly
                                     President / CEO

                                                                       Exhibit A

                                 FORM OF OPTION

         WHEREAS, National Health Partners, Inc., an Indiana corporation (the "Company"), and Trident Marketing International, Inc., a Florida corporation ("Holder"), are parties to that certain Marketing Incentive Plan, dated June 24, 2005 (the "Plan"), pursuant to which the Holder agreed to provide certain services to the Company in consideration for which the Company agreed to grant the Holder an option to acquire shares of the Company's common stock; and

         WHEREAS, the Company wishes to grant such an option to the Holder in satisfaction of its obligation under the Plan to grant the option to the Holder.

         NOW, THEREFORE, in consideration of the foregoing, the agreement set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

         1. Grant of Option. The Company hereby grants to the Holder on the date hereof (the "Grant Date") an option (this "Option") to purchase 400,000 shares ("Shares") of the Company's common stock, par value $.001 per share ("Common Stock"), on the terms and subject to the conditions set forth herein. Capitalized terms not otherwise defined in this Option shall have the meanings ascribed to such terms in the Plan.

         2. Term of Option. This option shall have a maximum term of one (1) year measured from the Grant Date (the "Expiration Date") and shall accordingly expire at 5:00 p.m. eastern standard time on the Expiration Date.

         3. Right to Exercise. This Option may be exercised in whole or in part in accordance with the following schedule:

                  (a) 50,000 Shares upon the Company receiving aggregate Net Monthly Revenues of at least $100,000 during its fiscal quarter ended September 30, 2005;

                  (b) 50,000 Shares upon the Company receiving aggregate Net Monthly Revenues of at least $150,000 during its fiscal quarter ended September 30, 2005;

                  (c) 50,000 Shares upon the Company receiving aggregate Net Monthly Revenues of at least $200,000 during its fiscal quarter ended December 31, 2005;

                  (d) 50,000 Shares upon the Company receiving aggregate Net Monthly Revenues of at least $300,000 during its fiscal quarter ended December 31, 2005;

                  (e) 100,000 Shares upon the Company receiving aggregate Net Monthly Revenues of at least $500,000 during its fiscal year ended December 31, 2005; and

                  (f) 100,000 Shares upon the Company receiving aggregate Net Monthly Revenues of at least $750,000 during its fiscal year ended December 31, 2005.

         In the event the Company receives aggregate Net Monthly Revenues of at least $750,000 during its fiscal year ended December 31, 2005, this Option shall be immediately exercisable in full into all 400,000 Shares. In no event shall this Option be exercisable into more than 400,000 Shares.

         4. Exercise Price. The exercise price per Share ("Exercise Price") at which this Option may be exercised shall be $.50 per Share.

         5. Method of Exercise.

                  (a) This Option shall be exercised by execution and delivery of the Notice of Exercise annexed hereto ("Notice of Exercise") or any other written notice approved for such purpose by the Company which shall state the election of the Holder to exercise this Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company. The Notice of Exercise shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of the Notice of Exercise accompanied by payment of the Exercise Price.

                  (b) No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Share may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Holder on the date on which this Option is exercised with respect to such Shares.

                  (c) This Option may not be exercised for a fractional Share or scrip representing a fractional Share. In lieu of any fractional Share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction

                  (d) In no event may this Option be exercised after the Expiration Date.

For the purpose of this Option, "Fair Market Value" shall mean:

                           (i) If the Common Stock is admitted to quotation on
the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall be the average of the highest bid and lowest asked prices of the Common Stock as reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported;

                           (ii) If the Common Stock is admitted to trading on a
United States securities exchange or the NASDAQ National Market System, the Fair Market Value on any date shall be the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last day preceding such date for which a sale was reported;

                           (iii) If the Common Stock is traded in the
over-the-counter market and not on NASDAQ, the NASDAQ National Market System or any national securities exchange, the Fair Market Value shall be the average of the mean between the last bid and ask prices per share as reported by the National Quotation Bureau, Inc. or an equivalent generally accepted reporting service, or if not so reported, the average of the closing bid and asked prices of the Common Stock as furnished to the Company by any independent member of the National Association of Securities Dealers, Inc., selected by the Company for that purpose; or

                           (iv) If the Fair Market Value of the Common Stock
cannot be determined on the basis previously set forth in this definition on the date that the Fair Market Value is to be determined, the Board of Directors of the Company shall in good faith determine the Fair Market Value of the Common Stock on such date.

         6. Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Holder, to the extent permitted by law:

                  (a) cash;

                  (b) bank or certified check; or

                  (c) if there is a public market for the Shares and they are registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), delivery of a properly executed Notice of Exercise together with irrevocable instructions to a broker or dealer to deliver promptly to the Company the amount of sale proceeds required to pay the Exercise Price.

         7. Registration Rights. The Company covenants and agrees as follows:

                  7.1 Definitions. For the purpose of this Section 7, the following definitions shall apply:

                           (a) "Person" shall mean an individual, partnership
(general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

                           (b) "Register," "registered," and "registration"
shall refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or order of effectiveness of such Registration Statement or document.

                           (c) "Registration Statement" shall mean any
registration statement of the Company filed with the SEC, but excluding registration statements on SEC Forms S-4, S-8 or any similar or successor forms, that covers the resale of the Restricted Stock on an appropriate form then permitted by the SEC to be used for such registration and the sales contemplated to be made thereby under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including any pre- and post- effective amendments thereto, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

                           (d) "Restricted Stock" shall mean: (i) all of the
Shares; and (iii) any additional shares of Common Stock issued or issuable after the date hereof in respect of any of the Shares, by way of a stock dividend or stock split; provided that, as to any particular shares of Restricted Stock, such securities shall cease to constitute Restricted Stock when: (x) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act under which such securities may be disposed of, (y) such securities are permitted to be transferred pursuant to Rule 144 (or any successor provision to such rule) under the Securities Act, or
(z) such securities are otherwise freely transferable to the public without further registration under the Securities Act.

                           (e) "Selling Stockholders" shall mean the Holder and
any of its successors and assigns.

                  7.2. Registration of the Shares.


                           (a) The Company shall prepare and file with the SEC,
within six (6) months of the date of this Option, a Registration Statement under the Securities Act to permit the public sale of the Restricted Stock, and to cause such Registration Statement to be declared effective as soon as reasonably practicable thereafter. Purchaser shall furnish such information as may be reasonably requested by the Company in order to include the Restricted Stock in such Registration Statement.

                           (b) In the event that any registration pursuant to
Section 7.2(a) shall be, in whole or in part, an underwritten public offering of Common Stock on behalf of the Company, all Holders proposing to distribute their Restricted Stock through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If the managing underwriter thereof advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration: (i) first, the securities the Company proposes to sell, and (ii) second, the Restricted Stock and any other registrable securities eligible and requested to be included in such registration to the extent that the number of shares to be registered under this clause (ii) will not, in the opinion of the managing underwriter, adversely affect the offering of the securities pursuant to clause (i). In such a case, shares shall be registered pro rata among the holders of such Restricted Stock and registrable securities on the basis of the number of shares eligible for registration that are owned by all such holders and requested to be included in such registration.

                           (c) Notwithstanding anything to the contrary
contained herein, the Company's obligations under Sections 7.2(a) and (b) above are subject to the following provisions: (i) the Company's obligations under Sections 7.2(a) and (b) shall extend only to the inclusion of the Restricted Stock in a Registration Statement; (ii) the Company's obligations under Sections 7.2(a) and (b) shall not extend to any initial public offering by the Company ("Primary Offering") unless (A) consented to in writing by the Company and, in the case of an underwritten Primary Offering, the managing underwriter, or (B) the shares of Common Stock owned by shareholders that have registration rights similar to those provided in this Section 7 will be registered in the Registration Statement; and (iii) the Company shall have no obligation to assure the terms and conditions of distribution, to obtain a commitment from an underwriter relative to the sale of the Restricted Stock or to otherwise assume any responsibility for the manner, price or terms of the distribution of the Restricted Stock.

                           (d) The Company shall have the right to terminate or
withdraw any registration initiated by it under this Section 7.2 prior to the effectiveness of such registration without thereby incurring liability to the holders of the Restricted Stock, regardless of whether any holder has elected to include securities in such registration. The Registration Expenses (as defined in Section 7.5) of such withdrawn registration shall be borne by the Company in accordance with Section 7.4 hereof.

                  7.3. Registration Procedures. Whenever it is obligated to register any Restricted Stock pursuant to this Option, the Company shall:

                           (a) prepare and file with the SEC a Registration
Statement with respect to the Restricted Stock in the manner set forth in
Section 7.2 hereof and use its reasonable best efforts to cause such Registration Statement to become effective as promptly as possible and to remain effective until the earlier of (i) the sale of all shares of Restricted Stock covered thereby, (ii) the availability under Rule 144 for the Selling Stockholder to immediately, freely resell without restriction all Restricted Stock covered thereby, or (iii) 180 days from the effective date of such Registration Statement;

                           (b) prepare and file with the SEC such amendments
(including post-effective amendments) and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in Section 7.3(a) above and to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such Registration Statement in accordance with the intended method of disposition set forth in such Registration Statement for such period;

                           (c) furnish to the Selling Stockholders such number
of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such person may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

                           (d) use its reasonable best efforts to register or
qualify the Restricted Stock covered by such Registration Statement under the state securities laws of such jurisdictions as any Selling Stockholder shall reasonably request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                           (e) in the event of any underwritten public offering,
enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement, as described in Section 7.2(b);

                           (f) immediately notify each Selling Stockholder at
any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                           (g) prepare and file with the Commission such
amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

                           (h) use its reasonable best efforts to list the
Restricted Stock covered by such Registration Statement on each exchange or automated quotation system on which similar securities issued by the Company are then listed (with the listing application being made at the time of the filing of such Registration Statement or as soon thereafter as is reasonably practicable);

                           (i) notify each Selling Stockholder of any threat by
the SEC or state securities commission to undertake a stop order with respect to sales under the Registration Statement; and

                           (j) cooperate in the timely removal of any
restrictive legends from the shares of Restricted Stock in connection with the resale of such shares covered by an effective Registration Statement.

                  7.4. Delay of Registration. No Selling Stockholder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 7.

                  7.5  Expenses.

                           (a) For the purposes of this Section 7.5, the term
"Registration Expenses" shall mean: all expenses incurred by the Company in complying with Section 7.2 of this Option, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, reasonable fees and disbursements of a single special counsel for the Selling Stockholders, fees under state securities laws, fees of the National Association of Securities Dealers, Inc., fees and expenses of listing shares of Restricted Stock on any securities exchange or automated quotation system on which the Company's shares are listed and fees of transfer agents and registrars. The term "Selling Expenses" shall mean: all underwriting discounts and selling commissions and expenses applicable to the sale of Restricted Stock. Any such Selling Expenses incurred in connection with the use of an underwriter must be pre-approved in writing by mutual consent of the underwriter and the Selling Stockholder. The Selling Stockholder shall not be responsible for paying any fees and disbursements of the counsel for the underwriter described above unless agreed to in writing by mutual consent of the underwriter and the Selling Stockholder.

                           (b) Except as otherwise provided herein, the Company
will pay all Registration Expenses in connection with the Registration Statements filed pursuant to Section 7.2 of this Option. All Selling Expenses in connection with any Registration Statements filed pursuant to Section 7.2 of this Option shall be borne by the Selling Stockholders pro rata on the basis of the number of shares registered by each Selling Stockholder whose shares of Restricted Stock are covered by such Registration Statement, or by such persons other than the Company (except to the extent the Company may be a seller) as they may agree.

                  7.6. Obligations of the Selling Stockholders.

                           (a) In connection with each registration hereunder,
each Selling Stockholder shall furnish to the Company in writing such information with respect to it and the securities held by it and the proposed distribution by it, as shall be reasonably requested by the Company in order to assure compliance with applicable federal and state securities laws as a condition precedent to including the Selling Stockholder's Restricted Stock in the Registration Statement. Each Selling Stockholder shall also promptly notify the Company of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made.

                           (b) In connection with the filing of the Registration
Statement, each Selling Stockholder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with such Registration Statement or prospectus.

                           (c) In connection with each registration pursuant to
this Option, each Selling Stockholder agrees that it will not effect sales of any Restricted Stock until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a Registration Statement or prospectus. At the end of any period during which the Company is obligated to keep a Registration Statement current, each Selling Stockholder shall discontinue sales of Restricted Stock pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the Restricted Stock covered by such Registration Statement which remains unsold, and each Selling Stockholder shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

                  7.7. Indemnification.

                           (a) The Company agrees to indemnify, to the extent
permitted by law, each Selling Stockholder, such Selling Stockholder's respective partners, officers, directors, underwriters and each Person who controls any Selling Stockholder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by (i) any untrue statement of or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment or supplement thereto, (ii) any omission of or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such Registration Statement ("Violations"); provided, however, that the indemnity agreement contained in this Section 7.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in for any loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished to the Company by such Selling Stockholder, partner, officer, director, underwriter or controlling person of such Selling Stockholder.

                           (b) To the extent permitted by law, each Selling
Stockholder shall indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Selling Stockholder selling securities under such Registration Statement or any of such other Selling Stockholder's partners, directors or officers or any person who controls such Selling Stockholder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Selling Stockholder, or partner, director, officer or controlling person of such other Selling Stockholder, may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation (i) occurs in reliance upon and in conformity with information furnished by such Selling Stockholder to the Company; (ii) occurs as a result of any failure by such Selling Stockholder to deliver a copy of the prospectus relating to such Registration Statement, or (iii) occurs as a result of any disposition of the Restricted Stock in a manner that fails to comply with the permitted methods of distribution identified within the Registration Statement.

                           (c) Any Person entitled to indemnification hereunder
shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party), and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                           (d) If the indemnification provided for in this
Section 7.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the violation(s) described in
Section 7.7(a) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Selling Stockholder hereunder exceed the net proceeds from the offering received by such Selling Stockholder.

                           (e) The indemnification provided for under this
Option shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification is unavailable for any reason.

         8. Market Standoff. Notwithstanding any other provision of this Option, Holder agrees to not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company during the 30 days prior to the commencement of the earlier to occur of:

                  (a) any Primary Offering, which may also include other securities to be offered by persons other than the Company under any secondary offering, or

                  (b) the first secondary offering of securities to be offered exclusively by persons other than the Company ("Secondary Offering"),

and ending 90 days after completion of any such Primary Offering or Secondary Offering, unless the Company, in the case of a non-underwritten Primary Offering or Secondary Offering, or the managing underwriter, in the case of an underwritten Primary Offering or Secondary Offering, otherwise agree in writing. Holder agrees to execute an agreement reflecting the foregoing as may be requested by the Company or the underwriters at the time of any such Primary Offering or Secondary Offering.

         9. Rights of Stockholder. The Holder shall not have any stockholder rights with respect to any Shares until such Holder shall have exercised this Option, paid the Exercise Price and become a holder of record of the purchased Shares.

         10. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Option and the Exercise Price shall be subject to adjustment from time to time as follows:

                  (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Option subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock or any preferred stock as a dividend with respect to any shares of its Common Stock, then the number of Shares issuable on the exercise of this Option shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price, but the aggregate purchase price payable for the total number of Shares purchasable under this Option (as adjusted) shall remain the same. Any adjustment under this Section 10(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

                  (b) Reclassification, Reorganization and Consolidation. In the case of any reclassification, capital reorganization or change in the Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend described in Section 10(a) above or as a result of any "Fundamental Transaction" described in Section 10(c) below), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Option to purchase, at a total price equal to that payable upon the exercise of this Option, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization or change. In any such case, appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price payable hereunder, provided the aggregate purchase price shall remain the same.

                  (c) Corporate Reorganizations, Consolidations or Mergers. In the event of: (i) any consolidation or merger of the Company with or into another entity (other than a merger in which the Company is the successor entity that does not result in any capital reclassification, reorganization or consolidation, or other change, in the Common Stock of the Company, or a consolidation or merger between the Company and a wholly-owned subsidiary of the Company) (ii) any sale, lease, transfer or conveyance to another entity of all or substantially all of the property and assets of the Company (other than a transfer to a wholly-owned subsidiary of the Company), or (iii) a liquidation or dissolution of the Company (the events in subsections (i), (ii) and (iii) collectively, a "Fundamental Transaction"), unless provision is made in connection with such Fundamental Transaction for the assumption of this Option or for the substitution of new like-kind options by the successor entity as a result of such Fundamental Transaction, with appropriate adjustment as to the number and kind of shares issuable upon exercise of the Option, and, if appropriate, the per share exercise price, so as to enable the Holder after such Fundamental Transaction to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that would have been received upon exercise or exchange of this Option immediately prior to such Fundamental Transaction, this Option shall, upon no less than fifteen (15) days written notice, terminate upon the closing of any such Fundamental Transaction.

                  (d) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Option, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Option.

                  (e) No Impairment. The Company and the Holder will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company or the Holder, respectively, but will at all times in good faith assist in the carrying out of all the provisions of this Section 10 and in the taking of all such action as may be necessary or appropriate in order to protect the rights or the Company and the Holder against impairment.

         11. Investment Intent.

                  (a) The Holder of this Option, by acceptance hereof, acknowledges that this Option and the Shares to be issued upon exercise hereof (collectively, the "Securities") are being acquired for the Holder's own account for investment purposes only and not with a view to, or with any present intention of, distributing or reselling any of such Securities. The Holder acknowledges and agrees that the Securities have not been registered under the Securities Act or under any state securities laws, and that the Securities may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and applicable state securities laws, except pursuant to an available exemption from such registration. The Holder also acknowledges and agrees that neither the SEC nor any securities commission or other governmental authority has (a) approved the transfer of the Securities or passed upon or endorsed the merits of the transfer of the Securities; or (b) confirmed the accuracy of, determined the adequacy of, or reviewed this Option. The Holder has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the Securities, and the Holder has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon the Company for legal or tax advice related to this investment.

                  (b) The certificates evidencing any Shares issued upon the exercise of this Option shall have endorsed thereon (except to the extent that the restrictions described in any such legend are no longer applicable) the following legend, appropriate notations thereof will be made in the Company's stock transfer books, and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the Shares.

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM. NO TRANSFER OF THE SECURITIES REPRESENTED HEREBY MAY BE MADE IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION UNLESS THERE SHALL HAVE BEEN DELIVERED TO THE ISSUER A WRITTEN OPINION OF UNITED STATES COUNSEL OF RECOGNIZED STANDING, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

         12. Indemnification. Holder agrees to indemnify, defend and hold harmless the Company and its respective affiliates and agents from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys' fees and related disbursements incurred by the Company that arise out of or result from a breach of any representations, warranties, covenants or agreements made by Holder herein, and Holder agrees that in the event of any breach of any representations, warranties, covenants or agreements made by Holder herein, the Company may, at its option, forthwith rescind the issuance of this Option to Holder.

         13. Covenants of the Company. The Company covenants and agrees that the Shares have been duly authorized and, when issued and paid for in accordance with this Option, will be validly issued, fully paid and non-assessable shares of Common Stock with no personal liability resulting solely from the ownership of such shares and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company.

         14. Replacement of Option. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Option, the Company at its expense shall execute and deliver, in lieu of this Option, a new Option of like tenor and amount.

         15. Notices. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below:

                  If to the Company:

                     National Health Partners, Inc.
                     120 Gibraltar Road
                     Suite 107
                     Horsham, PA 19044
                     Attention: Chief Financial Officer

                  If to the Holder:

                     To that address indicated on the signature page hereof.

         16. Amendment and Waiver. This Option may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought. The parties hereto entitled to the benefits of a term or provision may waive compliance with any obligation, covenant, agreement or condition contained herein. Any agreement on the part of a party to any such waiver shall be valid only if set forth in an instrument or instruments in writing signed by the party against whom enforcement of any such waiver is sought. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement contained herein.

         17. Headings; Definitions. The Section headings contained in this Option are inserted for convenience of reference only and will not affect the meaning or interpretation of this Option. All references to Sections contained herein mean Sections of this Option unless otherwise stated. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

         18. Successors and Assigns. This Option shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and the Holder may transfer or assign all or any portion of its rights, remedies, obligations or liabilities hereunder to any individual or entity if such transfer or assignment does not violate any state or federal securities laws and any terms of this Option. Nothing in this Option is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Option.

         19. Severability. If any provision of this Option or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Option shall remain in full force and effect and shall be reformed to render the Option valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

         20. Governing Law. This Option shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

         21. Counterparts. This Option may be executed and delivered by facsimile in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Company and Holder have caused this Option to be executed this 24th day of June, 2005.


                                              National Health Partners, Inc.




                                              By: ____________________________
                                                  Name:
                                                  Title:

AGREED AND ACCEPTED:



By: _____________________________
    Name:
    Title:

                               NOTICE OF EXERCISE

To:  National Health Partners, Inc.
        120 Gibraltar Road
        Suite 107
        Horsham, PA 19044
        Attention: Chief Financial Officer

         (1) The undersigned hereby elects to purchase ___________ shares of Common Stock of National Health Partners, Inc. pursuant to the terms of the attached Option, and tenders herewith payment of the purchase price for such shares in full in the following manner (please check one of the following choices):

         [ ]  Cash or check; or

         [ ]  Cashless exercise through a broker.

         (2) In exercising this Option, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment (unless such shares are subject to resale pursuant to an effective prospectus), and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         (3) Terms not otherwise defined in this Notice of Exercise shall have the meanings ascribed to such terms in the attached Option.

         (4) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.




                                                     _________________________



__________________________                           _________________________
(Date)                                               (Signature)